Exhibit 10.2

FIRST amendment to credit AGREEMENT AND WAIVER

This First Amendment to Credit Agreement and Waiver dated as of March 11, 2016 (this “Amendment”), is made by and between American AgCredit, FLCA (“Lender”) and Royal Hawaiian Orchards, L.P., a Delaware limited partnership (“Borrower”), with reference to the following:

RECITALS

A.     Lender and Borrower are parties to that certain Credit Agreement dated as of June 15, 2015 (as it may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

B.     Borrower has requested that Lender agree to amend the terms of the Credit Agreement and to waive the occurrence of an Event of Default, and Lender is willing to do so on the terms and conditions set forth in this Amendment.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
ACKNOWLEDGMENTS, AGREEMENTS, and waiver

Section 1.1     Affirmation of Recitals; Defined Terms. Borrower acknowledges and confirms that each of the recitals set forth above is true and correct. Capitalized terms used in this Amendment without being defined shall have the meaning given to those terms in the Credit Agreement (including any new or modified terms arising out of this Amendment).

Section 1.2      Outstanding Indebtedness. Borrower acknowledges and confirms that all amounts owed by Borrower to Lender under the Loan Documents are duly and validly owing and that such amounts are not subject to any defense, counterclaim, recoupment or offset of any kind.

Section 1.3      Amendment Fee. Lender has determined not to charge Borrower a fee in connection with this Amendment. Lender reserves the right to charge a fee in connection with any future amendment, waiver, consent, or other accommodation provided to Borrower.

Section 1.4      Existing Events of Default. Borrower acknowledges that Borrower has failed to comply with the provisions of the Credit Agreement as set forth under the heading “Existing Events of Default” on Exhibit A hereto (collectively, the “Existing Events of Default”).

Section 1.5     Continuing Defaults. With respect to each Existing Event of Default, Borrower acknowledges that (a) such Existing Event of Default is continuing and has not been waived by virtue of any previous actions (or failure to act) by Lender through any course of conduct or course of dealing or otherwise and (b) as a result of the existence of each such Existing Event of Default, Lender has the right to, among other things, (i) declare the Obligations to be immediately due and payable, and (ii) exercise any and all other rights and remedies available to Lender under the Credit Agreement and the Loan Documents.

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Section 1.6     Waiver of Existing Events of Default. Lender hereby agrees to waive each of the Existing Events of Default. This is a one-time waiver only. Should any Events of Default exist in the future that are similar in kind or character to the Existing Events of Default, such Events of Default are not waived by Lender and Lender reserves all of its rights and remedies with respect to such future Events of Default.

Section 1.7      Waiver Only Extends to Existing Events of Default. Lender has not waived and is not waiving any Defaults or Events of Default other than the Existing Events of Default, regardless of whether Lender is aware of the existence or occurrence of such other Defaults or Events of Default.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT

Section 2.1     Amendment of Section 8.15(a). Section 8.15(a) is hereby amended to read as follows:

(a)     Total Indebtedness to Consolidated EBITDA Ratio. As of the last day of (i) the calendar quarter ending December 31, 2016, Borrower shall not permit the Total Indebtedness to Consolidated EBITDA Ratio to exceed 5.5 to 1.0, and (ii) each calendar quarter commencing with the calendar quarter ending March 31, 2017, Borrower shall not permit the Total Indebtedness to Consolidated EBITDA Ratio to exceed 4.0 to 1.0.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.1     Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a)     receipt by Lender of a duly executed counterpart of this Amendment from Borrower and countersignature by Lender;

(b)     satisfaction of all conditions precedent set forth in any closing checklist delivered by Lender to Borrower; and

(c)     if required by Lender, Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of Lender in connection with this Amendment, the Loan Documents and the transactions contemplated hereby including an estimate of such costs anticipated in connection with closing (it being understood that if Lender elects not to require payment prior to closing, Borrower shall promptly pay such amounts upon being billed therefor by Lender).

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ARTICLE IV
MISCELLANEOUS

Section 4.1     Representations and Warranties. Borrower hereby represents and warrants to Lender that, as of the date hereof, (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers of Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with any organizational document of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d)  no Default or Event of Default exists under the Credit Agreement other than any Events of Default being waived by this Amendment, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, any of their obligations or liabilities under the Credit Agreement or any other Loan Document; (f) this Amendment and each document executed by Borrower in connection herewith constitute the valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; and (g) each of the representations and warranties made by Borrower in the Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of such date to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects on and as of such earlier date.

Section 4.2     Release. Borrower hereby releases, remises, acquits and forever discharges Lender and its employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (collectively, the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the effectiveness of this Amendment, and in any way directly or indirectly arising out of or in any way connected to the Credit Agreement or the Loan Documents (collectively, the “Released Matters”). Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

Borrower hereby waives the provisions of any statute or doctrine to the effect that a general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor. Without limiting the generality of the foregoing, Borrower hereby waives the provisions of any statute that prevents a general release from extending to claims unknown by the releasing party, including Section 1542 of the California Civil Code which provides:

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A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Borrower acknowledges and understands the rights and benefits conferred by such a statute or doctrine and the risks associated with waiver thereof, and after receiving advice of counsel, hereby consciously and voluntarily waives, relinquishes and releases any and all rights and benefits available thereunder, insofar as they apply, or may be construed to apply, to each release set forth herein or contemplated hereby. In so doing, Borrower expressly acknowledges and understands that it may hereafter discover facts in addition to or different from those that it now believes to be true with respect to the subject matter of the disputes, claims and other matters released herein, but expressly agrees that it has taken these facts and possibilities into account in electing to make and to enter into this release, and that the releases given herein shall be and remain in effect as full and complete releases notwithstanding the discovery or existence of any such additional or different facts or possibilities.

This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Lender to enter into this Amendment and that Lender would not have done so but for Lender’s expectation that such release is valid and enforceable in all events.

Section 4.3    Covenant Not to Sue. Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any Released Matter. If Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Released Party as a result of such violation.

Section 4.4     Loan Documents Unaffected. Except as otherwise specifically provided herein, all provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and be unaffected hereby. The parties hereto acknowledge and agree that this Amendment constitutes a “Loan Document” under the terms of the Credit Agreement.

Section 4.5      Reserved.

Section 4.6     Costs, Expenses and Taxes.     Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable and documented fees and out-of-pocket expenses of counsel for Lender with respect thereto and with respect to advising Lender as to its rights and responsibilities hereunder and thereunder. Borrower further agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses, if any (including reasonable and documented counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and any other instruments and documents to be delivered hereunder, including reasonable and documented counsel fees and expenses in connection with the enforcement of rights under this section. In addition, Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, and agrees to save harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes. The foregoing agreements shall be in addition to and not in lieu of any similar obligations under the Loan Documents.

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Section 4.7     No Other Promises or Inducements. There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Amendment other than those that are set forth in this Amendment. This Amendment has been entered into by Borrower freely, voluntarily, with full knowledge, and without duress, and, in executing this Amendment, Borrower is not relying on any other representations, either written or oral, express or implied, made to Borrower by Lender. Borrower agrees that the consideration received by Borrower under this Amendment has been actual and adequate.

Section 4.8     No Course of Dealing. Borrower acknowledges and agrees that, (a) this Amendment is not intended to, nor shall it, establish any course of dealing between Borrower and Lender that is inconsistent with the express terms of the Credit Agreement or any other Loan Document, (b) notwithstanding any course of dealing between the Borrower and Lender prior to the date hereof, except as set forth herein, Lender shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Amendment and the Credit Agreement, and (c) Lender shall not be under any obligation to forbear from exercising any of its rights or remedies upon the occurrence of any Default or Event of Default other than those that have been waived under this Amendment.

Section 4.9     No Waiver. Borrower acknowledges and agrees that (a) except as expressly provided herein, this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document, nor shall it constitute a continuing waiver at any time, and (b) nothing herein shall in any way prejudice the rights and remedies of Lender under the Credit Agreement, any Loan Document or applicable law. In addition, Lender shall have the right to waive any condition or conditions set forth in this Amendment, the Credit Agreement or any other Loan Document, in its sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy that Lender may have against Borrower.

Section 4.10     Reaffirmation. Borrower hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent Borrower granted liens on or security interests in any of its property pursuant to any such Loan Document as security for the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Borrower hereby acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. Borrower acknowledges that all references in the Credit Agreement to the “Agreement” or the “Credit Agreement” shall mean the Credit Agreement, as amended hereby, and all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

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Section 4.11     Modification; Waiver. This Amendment may not be modified orally, but only by an agreement in writing signed by the parties hereto. Any provision of this Amendment can be waived, amended, supplemented or modified by written agreement of the parties hereto.

Section 4.12     Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

Section 4.13     Entire Agreement. This Amendment sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

Section 4.14    Counterparts; Facsimile or Electronic Transmission of Signature. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The manual signature of any party hereto that is transmitted to any other party or its counsel by facsimile or electronic transmission shall be deemed for all purposes to be an original signature.

Section 4.15     Severability of Provisions; Captions; Attachments; Interpretation. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Amendment. Each schedule or exhibit attached to this Amendment shall be incorporated herein and shall be deemed to be a part hereof. Words in the singular include the plural and words in the plural include the singular. Use of the term “includes” or “including,” shall mean “including, but not limited to.”

Section 4.16     JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM HEREIN

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

ROYAL HAWAIIAN ORCHARDS, L.P., a Delaware limited partnership

By:	Royal Hawaiian Resources, Inc., a Hawaii corporation, its managing general partner

By:	/s/ Scott Wallace
Name:	Scott Wallace
Title:	President, CEO

Signature Page 1

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AMERICAN AGCREDIT, FLCA,
as Lender

By:	/s/ Janice T. Thede
Name:	Janice T. Thede
Title:	Vice President

Signature Page 2

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EXHIBIT A

EXISTING EVENTS OF DEFAULT

1.     An “Event of Default” occurred under and as defined in that certain Amended and Restated Credit Agreement dated as of March 27, 2015, among Borrower, certain subsidiaries of Borrower, American AgCredit, PCA, and certain lenders. Such occurrence constitutes an Event of Default under Section 9.01(f) of the Credit Agreement.

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